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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 27, 2002

ARCHON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-9481 (Commission File Number)	88-0304348 (I.R.S. Employer Identification Number)
3993 Howard Hughes Parkway Suite 630 Las Vegas, Nevada 89109 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (702) 732-9120

Former name or former address, if changed since last report

Item 5. Other Events.

        On November 27, 2002, Archon Corporation issued a press release announcing that Thomas K. Land was removed as a member of Archon's board of directors, effective Wednesday, November 27, 2002. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release issued on November 27, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of November 27, 2002.

ARCHON CORPORATION
By:	/s/ CHARLES W. SANDEFUR Charles W. Sandefur Senior Vice President, Chief Financial Officer and Secretary

Exhibit List

Exhibit No.	Description
99.1	Press Release issued on November 27, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit List